UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 18, 2016

CSI Compressco LP
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3809 S. FM 1788
Midland, Texas 79706
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (432) 563-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 18, 2016, the Board of Directors of CSI Compressco GP Inc. (the “Board of Directors”), the general partner of CSI Compressco LP (the “Partnership”), declared a cash distribution attributable to the quarter ended March 31, 2016 of $0.3775 per outstanding unit, which is equal to the previous quarterly distribution. The distribution will be payable on May 13, 2016 to the Partnership's unitholders of record as of the close of business on April 29, 2016.

On April 19, 2016, the Partnership announced that it plans to publicly release its financial results for the quarter ended March 31, 2016 on Friday, May 6, 2016, and hold a conference call at 10:30 a.m. Eastern Time on that day to discuss the financial results.

A copy of the press release announcing the cash distribution and schedule for the financial results release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 19, 2016, issued by CSI Compressco LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP
By:	CSI Compressco GP Inc., its general partner
By:	/s/Timothy A. Knox
Timothy A. Knox
President
Date: April 19, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 19, 2016, issued by CSI Compressco LP

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